Exhibit 10.1

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS THIRD INCREMENTAL COMMITMENT AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of this 20th day of June, 2014 by and among PHYSICIANS REALTY L.P., a Delaware limited partnership (the “Borrower”), PHYSICIANS REALTY TRUST, a Maryland real estate investment trust (the “Parent”), the other Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, certain Subsidiaries of the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 29, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower has the right to request an increase in the existing Revolving Commitments on the terms and condition set forth therein, which increased Revolving Commitments (the “Incremental Revolving Commitments”) may, subject to the satisfaction of the conditions precedent set forth in Section 2.19 of the Credit Agreement, be effected by a joinder agreement or other agreement (an “Incremental Commitment Agreement”) executed by the Borrower, the Administrative Agent, the Issuing Bank and the Swingline Lender and each existing Lender and/or new bank, financial institution or other entity that agrees to provide such Incremental Revolving Commitments (the “Incremental Revolving Commitment Lenders”) in form and substance satisfactory to them;

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower has requested Incremental Revolving Commitments in an aggregate principal amount of $60,000,000;

WHEREAS, the Incremental Revolving Commitment Lenders have agreed to provide the Incremental Revolving Commitments on the terms set forth herein;

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, an Incremental Commitment Agreement may, without the consent of any other Lenders, effect such amendments to the Credit Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to effectuate the provisions of Section 2.19 of the Credit Agreement; and

WHEREAS, on the date hereof, (i) the Borrower, the Guarantors, the Administrative Agent and the Incremental Revolving Commitment Lenders party hereto desire to enter into this Agreement to provide for the establishment of Incremental Revolving Commitments pursuant to Section 2.19 of the Credit Agreement, and (ii) the Borrower, the Guarantors, the Administrative Agent and the Lenders (including the Incremental Revolving Commitment Lenders) party hereto desire to make certain other modifications to give effect thereto as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions.  All capitalized undefined terms used in this Agreement shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.                                      Incremental Revolving Commitments.

(a)                                 Each of the Incremental Revolving Commitment Lenders that executes this Agreement hereby confirms, by its execution of this Agreement, its Incremental Revolving Commitment in an amount equal to such Lender’s Incremental Revolving Commitment set forth on Annex A attached hereto, and its obligation under the Credit Agreement, during the period from the Third Incremental Commitment Effective Date to the Revolving Commitment Termination Date, to make Revolving Loans pursuant to Section 2.1 of the Credit Agreement, to purchase participations in Letters of Credit pursuant to Section 2.3 of the Credit Agreement and to purchase participations in Swingline Loans pursuant to Section 2.2 of the Credit Agreement, in each case in accordance with and subject to the limitations set forth in the Credit Agreement.  If the undersigned Incremental Revolving Commitment Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Incremental Revolving Commitment is in addition to any existing Revolving Commitment and/or Term Commitment of such Lender under the Credit Agreement.  If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Lender will, as of the Third Incremental Commitment Effective Date (as defined in Section 4 below), be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its new Revolving Commitment, have the rights and obligations of a Lender thereunder.  Each such Incremental Revolving Commitment Lender further acknowledges and agrees that after giving effect to all such additional Revolving Commitments on the Third Incremental Commitment Effective Date, the aggregate Revolving Commitment of such Lender shall be as set forth on Appendix A of the Credit Agreement, as amended by this Agreement.

(b)                                 Upon giving effect to this Agreement and establishment of the Incremental Revolving Commitments in accordance with Section 2.19 of the Credit Agreement and pursuant hereto, each Incremental Revolving Commitment Lender shall automatically and without further act be deemed to have assumed a portion of the Revolving Lenders’ participations under the Credit Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to the Incremental Revolving Commitments and the deemed assignments and assumptions of participations, the percentage of the aggregate outstanding (i) participations under the Credit Agreement in Letters of Credit and (ii) participations hereunder in Swingline Loans held by each Revolving Lender (including the Incremental Revolving Commitment Lenders) will be equal to such Revolving Lender’s Applicable Revolving Percentage.

(c)                                  The parties hereto acknowledge that Borrower’s request for the Incremental Revolving Commitments described herein constitutes Borrower’s first request for an increase in the Aggregate Revolving Commitments pursuant to Section 2.19 of the Credit Agreement.

3.                                      Amendments to Credit Agreement.  Effective as set forth in Section 4 below, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Third Incremental Commitment Agreement” means that certain Third Incremental Commitment Agreement and Fourth Amendment to Credit Agreement dated as of June 20, 2014 by and among the Borrower, the Guarantors, the Lenders party thereto, and Regions Bank, as Administrative Agent, as Issuing Bank and as Swingline Lender.

“Third Incremental Commitment Effective Date” means June 20, 2014.

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by restating the following definition in its entirety and inserting such definition in appropriate alphabetical order:

“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swingline Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate.  The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement or other agreement executed by a Person becoming a Lender in accordance with Section 2.19, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof.  After giving effect to the Third Incremental Commitment Agreement on the Third Incremental Commitment Effective Date, the aggregate Revolving Commitments of all Lenders are TWO HUNDRED MILLION DOLLARS ($200,000,000.00).

(c)                                  Appendix A to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto.

4.                                      Conditions to Effectiveness.  The effectiveness of this Agreement and the obligations of the Incremental Revolving Commitment Lenders to provide the Incremental Revolving Commitments shall become effective as of the date when the following conditions have been satisfied (such date, the “Third Incremental Commitment Effective Date”):

(a)                                 this Agreement shall have been executed and delivered by the Borrower, the Guarantors, the Incremental Revolving Commitment Lenders and the Administrative Agent;

(b)                                 a promissory note (or an amended and restated promissory note in the case of an Incremental Revolving Commitment Lender that is an existing Revolving Lender) substantially in the form of Exhibit 2.5-1 to the Credit Agreement (the “Note”) has been executed and delivered by the Borrower in favor of each Incremental Revolving Commitment Lender, if such Incremental Revolving Commitment Lender requests a Note;

(c)                                  the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(i)                                     such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization for and validity of the Agreement and any other legal matters relating to the Loan Parties, the Credit Documents or the Agreement, including, but not limited to, entry into the Agreement and any other document or agreement related thereto, all in form and substance reasonably satisfactory to the Administrative Agent; and

(ii)                                  a certificate, dated the Third Incremental Commitment Effective Date, confirming compliance with the conditions set forth in clauses (e), (f) and (g) of this

Section 4 (and in the case of clause (g) of this Section 4, attaching calculations demonstrating such compliance);

(d)                                 payment of all fees and expenses due to the Administrative Agent (including, but not limited to, the reasonable and documented fees, disbursements and other charges of Moore & Van Allen PLLC, as counsel to the Administrative Agent) incurred in connection with the transactions contemplated hereby;

(e)                                  the representations and warranties of the Loan Parties set forth in (1) the Credit Documents, including, without limitation, Section 6 of the Credit Agreement and (2) Section 5 of this Agreement, shall be true and correct in all material respects (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects) and each of the conditions set forth in Section 5.2 of the Credit Agreement shall be satisfied;

(f)                                   immediately after giving effect to the incurrence of the Incremental Revolving Commitments (assuming a Borrowing in respect of the Incremental Revolving Commitments), no Default or Event of Default shall have occurred and be continuing;

(g)                                  immediately before and after giving effect to the Incremental Revolving Commitments (assuming a Borrowing in respect of the Incremental Revolving Commitments), the Borrower shall be in compliance with the financial covenants set forth in Section 8.8 of the Credit Agreement; and

(h)                                 the Administrative Agent shall have received the request for the Incremental Revolving Commitments required by Section 2.19 of the Credit Agreement.

5.                                      Representations and Warranties.  The representations and warranties of Borrower and each other Loan Party contained in Section 6 of the Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the Third Incremental Commitment Effective Date; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

6.                                      Limited Amendment; Ratification of Credit Documents.  Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects.  This Agreement shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document, except as expressly set forth herein.

7.                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.                                      Miscellaneous.  This Agreement may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.  Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Agreement.  The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Agreement.  This Agreement shall constitute a Credit Document.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	PHYSICIANS REALTY L.P., a Delaware limited partnership

	By:	Physicians Realty Trust, as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

GUARANTORS:	PHYSICIANS REALTY TRUST, a Maryland real estate investment trust

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-ARIZONA 23, LLC,
a Wisconsin limited liability company

	By:	Physicians Realty L.P., as Sole Member

		By:	Physicians Realty Trust,
as General Partner

		By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-GEORGIA 6, LLC,
a Wisconsin limited liability company

	By:	Physicians Realty L.P., as Sole Member

		By:	Physicians Realty Trust,
as General Partner

		By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

ZIEGLER-GEORGIA 17, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer
ZIEGLER-GEORGIA 20, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-GEORGIA 21, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-MICHIGAN 5, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

ZIEGLER-MICHIGAN 6, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-OHIO 9, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-OHIO 19, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-TEXAS 8, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

ZIEGLER-EL PASO 8, LIMITED PARTNERSHIP,
a Wisconsin limited partnership

By: Ziegler-Texas 8, LLC, its General Partner

By: Physicians Realty L.P., as Sole Member

		By:	Physicians Realty Trust,
as General Partner

		By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-WISCONSIN 24, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:		Physicians Realty Trust,
as General Partner

	By:		/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-ILLINOIS 12, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:		Physicians Realty Trust,
as General Partner

	By:		/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

ZIEGLER-MAINE 15, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:		Physicians Realty Trust,
as General Partner

	By:		/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

ZIEGLER-ILLINOIS 18, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Sole Member

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-FSH EL PASO MEDICAL CENTER, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-ELFP ATLANTA MOBS, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-LIFECARE PLANO LTACH, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

DOC-CONS COLUMBUS MOB, LLC

By:	Physicians Realty L.P., its Manager

By:	Physicians Realty Trust, its General Partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EASTWIND MOB, LLC

By:	DOC-CONS Columbus MOB, LLC, its Sole Member

By:	Physicians Realty L.P., its Manager

By:	Physicians Realty Trust, its General Partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

DOC-CORNERSTONE PENSACOLA MOB, LLC

By:	Physicians Realty L.P., its Manager

By:	Physicians Realty Trust, its General Partner

By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

DOC-SSH SLIDELL SURGICAL CENTER, LLC

By:	Physicians Realty L.P., its Manager

By:	Physicians Realty Trust, its General Partner

By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

DOC-GREAT FALLS MT ASC, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-CCSC CRESCENT CITY LAND, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-PDMC ATLANTA, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-21ST CENTURY SARASOTA, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

DOC-FSH SAN ANTONIO MOB, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-LIFECARE PITTSBURGH LTACH, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-LIFECARE FT. WORTH LTACH, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

DOC-PINNACLE HARRISBURG MOBS, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-SBO MOB, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-GRENADA MOB, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

DOC-CARMEL MOB, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

DOC-MSMOC JACKSON MOB, LLC,
a Wisconsin limited liability company

By:	Physicians Realty L.P., as Manager

	By:	Physicians Realty Trust,
as General Partner

	By:	/s/ John T. Thomas
John T. Thomas, President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	REGIONS BANK

	By:	/s/ James A. Barnes
	Name:	James A. Barnes
	Title:	Senior Vice President

[SIGNATURE PAGES CONTINUE]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL REVOLVING
COMMITMENT LENDERS:	REGIONS BANK

	By:	/s/ James A. Barnes
	Name:	James A. Barnes
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION
	By:	/s/ Laura Conway
	Name:	Laura Conway
	Title:	Vice President

COMERICA BANK, a Texas Banking Association

	By:	/s/ Sam F. Meehan
	Name:	Sam F. Meehan
	Title:	Vice President

[SIGNATURE PAGES END]

PHYSICIANS REALTY L.P.

THIRD INCREMENTAL COMMITMENT AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT